                                                                    EXHIBIT 99.3


        *****************************************************************


                                PLEDGE AGREEMENT


                            DATED AS OF JUNE 12, 1998


                                     BETWEEN


                      PHYSICIANS CLINICAL LABORATORY, INC.


                                       AND


                         OAKTREE CAPITAL MANAGEMENT LLC,
                           SOLELY AS AGENT AND NOMINEE




        *****************************************************************







                                  EXH. 99.3 - 1

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
Section 1.  Definitions and Interpretation..............................- 1 -
        1.1   Certain Defined Terms.....................................- 1 -

Section 2.  Collateral..................................................- 2 -
        2.1   Grant.....................................................- 2 -
        2.2   Perfection................................................- 3 -
        2.3   Preservation and Protection of Security Interests.........- 3 -
        2.4   Attorney-in-Fact..........................................- 4 -
        2.5   Special Provisions Relating to Stock Collateral...........- 5 -
        2.6   Rights and Obligations....................................- 5 -
        2.7   Termination...............................................- 6 -

Section 3.  Representations and Warranties..............................- 6 -
        3.1   Title.....................................................- 6 -
        3.2   Pledged Stock.............................................- 6 -

Section 4.  Covenants...................................................- 7 -
        4.1   Books and Records.........................................- 7 -
        4.2   Removals, Etc.............................................- 7 -
        4.3   Sales and Other Liens.....................................- 7 -
        4.4   Stock Collateral..........................................- 7 -
        4.5   Further Assurances........................................- 7 -

Section 5.  Remedies....................................................- 8 -
        5.1   Events of Default, Etc....................................- 8 -
        5.2   Deficiency................................................- 9 -
        5.3   Private Sale..............................................- 9 -
        5.4   Application of Proceeds...................................- 9 -

Section 6.  Miscellaneous..............................................- 10 -
        6.1   Waiver...................................................- 10 -
        6.2   Notices..................................................- 10 -
        6.3   Expenses, Etc............................................- 11 -
        6.4   Amendments, Etc..........................................- 11 -
        6.5   Successors and Assigns...................................- 11 -
        6.6   Survival.................................................- 11 -
        6.7   Agreements Superseded....................................- 12 -
        6.8   Severability.............................................- 12 -
        7.10  Captions.................................................- 12 -
        7.11  Counterparts.............................................- 12 -
        7.12  GOVERNING LAW............................................- 12 -
        7.13  Liabilities of Oaktree Capital Management, LLC...........- 12 -
        7.14  Agent Representation.....................................- 13 -


                                  EXH. 99.3 - 2

ANNEX 1 - PLEDGED STOCK
























                                  EXH. 99.3 - 3

                                PLEDGE AGREEMENT


               This PLEDGE AGREEMENT (this "Agreement") dated as of June 12, 1998 is made between Physicians Clinical Laboratory, Inc. (the "Obligor") and Oaktree Capital Management, LLC, solely as agent and nominee for the entities set forth on Schedule 1 (each such entity a "Fund" and collectively, the "Funds"), in such capacity, the "Agent").

                                 R E C I T A L S

               Section A. Concurrently with the execution hereof, the Obligor is entering into that certain Note Purchase Agreement, dated the date hereof (the "Purchase Agreement"), with the Agent.

               Section B. The Purchase Agreement provides for the issuance by the Obligor of its 15% Senior Secured Notes Due 2001 (the "Senior Notes"), in an aggregate principal amount of $4,000,000 on the date hereof. Any Person that holds any of the Senior Notes now or hereafter shall be referred to herein as a "Noteholder".

               Section C. To induce the Agent to enter into the Purchase Agreement and the other documents related thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined).

                                A G R E E M E N T

               Now therefore, in consideration of the above recitals and other consideration and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

               Section 1.  Definitions and Interpretation.

               1.1 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Purchase Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Purchase Agreement. In addition, the following terms shall have the following meanings under this Agreement:

               "Collateral" shall have the meaning assigned to that term in
Section 2.1.

               "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or the outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

               "Issuers" shall mean, collectively, each Subsidiary, directly or indirectly, of the Obligor that is the issuer (as defined in the Uniform Commercial Code) of any shares of capital



                                  EXH. 99.3 - 4
stock now owned or hereafter acquired by the Obligor, including the respective corporations identified in Annex 1 under the caption "Issuer."

               "Pledged Stock" shall have the meaning assigned to that term in
Section 2.1(a).

               "Secured Obligations" shall mean any and all obligations of the Obligor under the Purchase Agreement and the Senior Notes.

               "Signing Date" shall mean the date first written above.

               "Stock Collateral" shall have the meaning assigned to that term in Section 2.1(a).

               "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of California from time to time or, by reason of mandatory application, any other applicable jurisdiction.

               Section 2.  Collateral.

               2.1 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Obligor hereby pledges and grants to the Agent, for the benefit of the Agent and the Noteholders, a security interest in all of the Obligor's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Obligor and whether now existing or hereafter coming into existence (collectively, the "Collateral"):

               (a) (i) all of the shares of capital stock of the Issuers represented by the respective certificates identified in Annex 1 and all other shares of capital stock of whatever class of the Issuers, now owned or hereafter acquired by the Obligor, together with in each case the certificates representing the same (collectively, the "Pledged Stock");

                      (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of any of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange for any of the Pledged Stock and all Equity Rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock; and

                      (iii) without affecting the obligations of the Obligor under any provision prohibiting such action under any Document, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger (collectively, and together with the property described in clauses (i) and (ii) above, the "Stock Collateral");

               (b) to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Obligor or any computer bureau or service company from time to time acting for the Obligor; and



                                  EXH. 99.3 - 5

               (c) all proceeds and products in whatever form of all or any part of the other Collateral.

               2.2 Perfection. Concurrently with the execution and delivery of this Agreement, the Obligor shall (i) deliver to the Agent or its collateral agent all certificates identified in Annex 1, accompanied by undated stock powers duly executed in blank and (ii) take all such other actions as shall be necessary or as the Agent may request to perfect and establish the priority (subject only to Liens permitted under the terms of the Purchase Agreement) of the Liens granted by this Agreement.

               2.3 Preservation and Protection of Security Interests. The Obligor shall:

               (a) upon the acquisition after the Signing Date by the Obligor of any Stock Collateral, promptly either (x) transfer and deliver to the Agent all such Stock Collateral (together with the certificates representing such Stock Collateral securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank) or (y) take such other action as the Agent shall deem reasonably necessary or appropriate to perfect, and establish the priority of, the Liens granted by this Agreement in such Stock Collateral; and

               (b) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all approvals required by any governmental agencies and take any and all steps that may be necessary or as the Agent may request to create, perfect, establish the priority (subject only to Liens permitted under the terms of the Purchase Agreement) of, or to preserve the validity, perfection or priority (subject only to such permitted Liens) of, the Liens granted by this Agreement or to enable the Agent to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens, including causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the Obligor copies of any notices and communications received by it with respect to the Stock Collateral pledged by the Obligor).

               2.4  Attorney-in-Fact. Subject to the rights of the Obligor under
Section 2.5, the Agent is hereby appointed the attorney-in-fact of the Obligor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority (subject only to Liens permitted under the terms of the Purchase Agreement) of the Liens granted by this Agreement and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall be entitled under this Agreement, upon the occurrence and continuation of any Event of Default, (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any drafts, instruments, documents and chattel paper in connection with clause (i) above; (iii) to file any claims or take any action or proceeding that the Agent may deem necessary or advisable for the collection of all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the collateral under Section 5, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.



                                  EXH. 99.3 - 6

               2.5  Special Provisions Relating to Stock Collateral.

               (a) So long as no Event of Default shall have occurred and be continuing, the Obligor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of any Document, provided that the Obligor agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of any Document; and the Agent shall, at the Obligor's expense, execute and deliver to the Obligor or cause to be executed and delivered to the Obligor all such proxies, powers of attorney, dividend and other orders and other instruments, without recourse, as the Obligor may reasonably request for the purpose of enabling the Obligor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 2.5(a).

               (b) So long as no Event of Default shall have occurred and be continuing, the Obligor shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

               (c) If any Event of Default shall have occurred and be continuing, and whether or not the Agent or any Noteholder exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or any other document, all dividends and other distributions on the Stock Collateral shall be paid directly to the Agent and retained by it as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Agent shall so request, the Obligor agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and instruments to that end, provided that if such Event of Default is cured, any such dividend or distribution paid to the Agent prior to such cure shall, upon request of the Obligor (except to the extent applied to the Secured Obligations), be returned by the Agent to the Obligor.

               2.6  Rights and Obligations.

               (a) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Obligor to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Document.

               (b) Neither the Agent nor any Noteholder shall be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

               2.7 Termination. When all Secured Obligations shall have been paid in full, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral (together with the certificates representing the Stock Collateral and any accompanying undated stock powers), to or on the order of the Obligor.


               Section 3. Representations and Warranties. As of the Signing Date, the Obligor represents and warrants to the Noteholders and the Agent as follows:

               3.1 Title. The Obligor is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens



                                  EXH. 99.3 - 7

(and, with respect to the Stock Collateral, of any Equity Right in favor of any other Person), except for the Liens granted under the Purchase Agreement and any other Liens permitted under terms of the Purchase Agreement. The Liens granted by this Agreement in favor of the Agent for the benefit of the Agent and the Noteholders have attached and constitute a perfected security interest in all of such Collateral prior to all other Liens (except such permitted Liens).

               3.2   Pledged Stock.

               (a) The Pledged Stock evidenced by the certificates identified in Annex 1 is duly authorized, validly existing, fully paid and nonassessable, and none of such Pledged Stock is subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained in any Document).

               (b) The Pledged Stock evidenced by the certificates identified in Annex 1 constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Obligor on the Signing Date (whether or not registered in the name of the Obligor), and Annex 1 correctly identifies, as at the Signing Date, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number (and registered owners) of the shares evidenced by each such certificate.

               Section 4. Covenants.

               4.1    Books and Records. The Obligor shall:

               (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the Liens granted by this Agreement; and

               (b) permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of the Agent to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Obligor with respect to the Collateral, all in such manner as the Agent may reasonably request.

               4.2 Removals, Etc. Without at least 30 days' prior written notice to the Agent, the Obligor shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, other than at the address initially indicated for notices to it under Section 6 or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement.

               4.3 Sales and Other Liens. Except as otherwise permitted under the terms of the Purchase Agreement, without the prior written consent of the Agent, the Obligor shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Agent is not named as the sole secured party for the benefit of the Noteholders.



                                  EXH. 99.3 - 8

               4.4 Stock Collateral. The Obligor will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding. The Obligor shall cause all such shares to be duly authorized, validly issued, fully paid and nonassessable and to be free of any contractual restriction or any restriction under the charter or bylaws of the respective Issuer of such Stock Collateral, upon the transfer of such Stock Collateral (except for any such restriction contained in any Document).

               4.5 Further Assurances. The Obligor agrees that, from time to time upon the written request of the Agent, the Obligor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

               Section 5. Remedies.

               5.1 Events of Default, Etc. If any Event of Default shall have occurred and be continuing:

               (a) The Agent in its discretion may, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

               (b) the Agent in its discretion may, upon ten business days' prior written notice to the Obligor of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Agent, the Noteholders or any of their respective agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Agent deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any Noteholder or any other Person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, any such demand, notice and right or equity being hereby expressly waived and released. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

               (c) the Agent shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole



                                  EXH. 99.3 - 9
and absolute owner of the Collateral (and the Obligor agrees to take all such action as may be appropriate to give effect to such right).

The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 5.1 shall be applied in accordance with
Section 5.4.

               5.2 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 5.01 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other Secured Obligations, the Obligor shall remain liable for any deficiency.

               5.3    Private Sale.

               (a) The Agent and the Noteholders shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 5.01 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against the Agent or any Noteholder arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

               (b) The Obligor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Obligor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

               5.4 Application of Proceeds. Except as otherwise expressly provided in this Agreement and except as provided below in this Section 5.04, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 5.1, and any other cash at the time held by the Agent under this Section 5, shall be applied by the Agent:

               First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Agent, the reasonable fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Agent in that connection;

               Next, to the payment in full of the remaining Secured Obligations equally and ratably in accordance with their respective amounts then due and owing or as the Noteholders holding the same may otherwise agree, all in accordance with the terms of the Purchase Agreement; and

               Finally, to the payment to the Obligor, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.



                                 EXH. 99.3 - 10

               As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Obligor or any issuer of, or account debtor or other obligor on, any of the Collateral.

               Section 6. Miscellaneous.

               6.1 Waiver. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

               6.2 Notices. All notices and communications to be given under this Agreement shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or facsimile delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case, given or addressed as provided in this Section 6.02:

               To the Obligor:  Physicians Clinical
                                    Laboratory, Inc.
                                    3301 C Street, Suite 100E
                                    Sacramento, California 95816
                                    Attention:  J. Marvin Feigenbaum
                                    Facsimile No.: (916) 498-6030


               To the Agent:    Oaktree Capital Management, LLC
                                    450 Lexington Avenue
                                    Suite 1600
                                    New York, New York 10017
                                    Attention:
                                    Facsimile No.: (212) 885-8699

               6.3 Expenses, Etc. The Obligor agrees to pay or to reimburse the Agent for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Agent in any effort to enforce any of the provisions of Section 5 or any of the obligations of the Obligor in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Agent and the Noteholders under, this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.



                                 EXH. 99.3 - 11

               6.4 Amendments, Etc. Any provision of this Agreement may be modified, supplemented or waived only by an instrument in writing duly executed by the Obligor and the Agent. Any such modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the instrument effecting the same and shall be binding upon the Agent, each holder of any of the Secured Obligations and the Obligor, and any such waiver shall be effective only in the specific instance and for the purposes for which given.

               6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Obligor, the Agent, the Noteholders and each holder of any of the Secured Obligations and their respective successors and permitted assigns. The Obligor shall not assign or transfer its rights under this Agreement without the prior written consent of the Agent.

               6.6 Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

               6.7 Agreements Superseded. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

               6.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               7.10 Captions. The table of contents and captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

               7.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Agreement may execute this Agreement by signing any such counterpart.

               7.12 GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AGREEMENT.

               7.13 Liabilities of Oaktree Capital Management, LLC. The Obligor hereby acknowledges that Oaktree Capital Management, LLC is entering into this Agreement and all of the documents to be executed and delivered in connection herewith (collectively, the "Security Documents"), and undertaking the obligations of the Funds under the Security Documents as general partner, attorney-in-fact or investment manager of each of the Funds, and in each such Fund's behalf, and not individually, and that, except with respect to any actions taken outside of its authority as general partner, attorney-in-fact or investment advisor for each of the Funds, Oaktree Capital Management, LLC is not personally liable with respect to the obligations of the Funds under the Security Documents. The Obligor further acknowledges that, with respect to the Security Documents, (i) all of the obligations of the Funds are several and not joint, in accordance with, and in proportion to, the Funds' respective percentage interests in the rights set out in Exhibit A to this



                                 EXH. 99.3 - 12

Agreement (it being the parties' intent that each Fund will be responsible only for its percentage of the aggregate obligations of Oaktree Capital Management
LLC), and (ii) each representation and warranty made by Oaktree Capital Management, LLC on behalf of each Fund relates only to such Fund, and that no Fund is liable for breach of any representation or warranty made by or as to any other Fund.

               7.14 Agent Representation. The Agent has all necessary power and authority to execute, deliver and perform its obligations under this Agreement on behalf of the Funds.












                                 EXH. 99.3 - 13

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                   PHYSICIANS CLINICAL LABORATORY, INC.



                                   By:_________________________________
                                   Name: J. Marvin Feigenbaum
                                   Title: Chief Operating Officer



                                   OAKTREE CAPITAL MANAGEMENT, LLC,
                                   solely as agent and nominee for the
                                   Funds set forth on Schedule 1



                                   By:_________________________________
                                      Name:
                                      Title:



                                   By:_________________________________
                                      Name:
                                      Title:










                                 EXH. 99.3 - 14

                                                                         ANNEX 1


                                  PLEDGED STOCK


                  Certificate         Registered
Issuer                Nos.               Owner               Number of Shares
------                ----               -----               ----------------
Bio-Cypher
Funding Corp.       001 PCL          100 shares of        common stock, $.01 par
                                                             value per share
















                                 EXH. 99.3 - 15

                                                                      SCHEDULE 1


Fund or Account                                                        Amount
---------------                                                        ------
OCM Opportunities Fund, L.P.                                        $27,124,070

Columbia/HCA Master Retirement
  Trust (Separate Account I)                                        $ 2,252,330

OCM Opportunities Fund II, L.P.                                     $20,546,500

Columbia/HCA Master Retirement
  Trust (Separate Account II)                                       $   316,100
                                                                    -----------
                                                                    $50,239,000













                                        EXH. 99.3 - 16